                                                                    EXHIBIT 23.1

               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

We consent to the reference to our firm under the captions "Experts" and "Selected Financial Data" and the use of our report dated June 13, 1996, in the Registration Statement (Form S-1) and related prospectus of TriTeal Corporation for the registration of 2,530,000 shares of its common stock.

San Diego, California

February 14, 1997


                                          ERNST & YOUNG LLP